THE 59 WALL STREET EUROPEAN EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000

ASSETS:
      Investments in BBH European Equity Portfolio
         ("Portfolio"), at value .............................    $ 147,880,736
      Receivable for capital stock sold ......................        1,045,000
                                                                  -------------
         Total Assets ........................................    $ 148,925,736
                                                                  -------------
LIABILITIES:
      Payables for:
         Shareholder servicing/eligible institution fees .....           61,694
         Administrative fee ..................................           30,847
         Professional fees ...................................           13,750
         Board of Directors' fee .............................            4,000
         Accounting fee ......................................            2,667
         Accrued expenses and other liabilities ..............           24,251
                                                                  -------------
            Total Liabilities ................................          137,209
                                                                  -------------
      NET ASSETS .............................................    $ 148,788,527
                                                                  =============
      Net Assets Consist of:
         Paid-in capital .....................................    $ 108,008,362
         Undistributed net investment income .................          143,672
         Accumulated net realized loss .......................       (1,626,967)
         Net unrealized appreciation .........................       42,263,460
                                                                  -------------
Net Assets ...................................................    $ 148,788,527
                                                                  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
         ($148,788,527 / 3,957,874 shares) ...................    $       37.59
                                                                  =============

   The accompanying notes are an integral part of these financial statements.

                     THE 59 WALL STREET EUROPEAN EQUITY FUND

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 2000

NET INVESTMENT INCOME:
      Net Investment Income Allocated from Portfolio:
         Dividend and other income ............................    $  2,028,226
         Expenses .............................................      (1,292,448)
                                                                   ------------
            Net Investment Income Allocated from Portfolio ....         735,778
                                                                   ------------
      Fund Expenses:
         Shareholder servicing/eligible institution fee .......         391,984
         Administrative fee ...................................         195,992
         Accounting fee .......................................           8,000
         Board of Directors' fees .............................          17,010
         Miscellaneous expenses ...............................          65,985
                                                                   ------------
            Total Expenses ....................................         678,971
            Fees paid indirectly ..............................         (65,080)
                                                                   ------------
            Net expenses ......................................         613,891
                                                                   ------------
      Net Investment Income ...................................         121,887
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ALLOCATED FROM PORTFOLIO:
      Net realized gain on investments and foreign exchange
        transactions 386,913
      Net change in unrealized appreciation on investments
        and foreign exchange
         translations .........................................      12,162,328
                                                                   ------------
            Net Realized and Unrealized Gain ..................      12,549,241
                                                                   ------------
      Net Increase in Net Assets Resulting from Operations ....    $ 12,671,128
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                     THE 59 WALL STREET EUROPEAN EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              For the years ended October 31,
                                                                              ------------------------------
                                                                                 2000               1999
                                                                              -------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
      Operations:
        Net investment income ............................................   $     121,887    $     353,629
        Net realized gain on investments and foreign exchange transactions         386,913       17,161,319
        Net change in unrealized appreciation on investments and
         foreign currency translations ...................................      12,162,328         (476,200)
                                                                             -------------    -------------
         Net increase in net assets resulting from operations ............      12,671,128       17,038,748
                                                                             -------------    -------------
      Dividends and distributions declared:
        From net investment income .......................................              --       (2,459,709)
        In excess of net investment income ...............................              --          (21,160)
        From net realized gains ..........................................     (12,019,424)     (17,676,237)
        In excess of net realized gains ..................................      (1,595,979)              --
                                                                             -------------    -------------
            Total dividends and distributions declared ...................     (13,615,403)     (20,157,106)
                                                                             -------------    -------------
      Capital stock transactions (Note 4):
        Net proceeds from sales of capital stock .........................      69,950,545       84,815,753
        Net asset value of capital stock issued to shareholders in
         reinvestment of distributions ...................................      10,360,044       13,820,724
        Net cost of capital stock redeemed ...............................     (73,892,346)    (107,760,311)
                                                                             -------------    -------------
         Net increase (decrease) in net assets resulting from capital
           stock transactions ............................................       6,418,243       (9,123,834)
                                                                             -------------    -------------
           Total increase (decrease)  in net assets ......................       5,473,968      (12,242,192)

NET ASSETS:
      Beginning of year ..................................................     143,314,559      155,556,751
                                                                             -------------    -------------
      End of year (including undistributed net investment income and distributions in excess of net investment income of
         $143,672 and $9,204, respectively) ..............................   $ 148,788,527    $ 143,314,559
                                                                             =============    =============

   The accompanying notes are an integral part of these financial statements.

                     THE 59 WALL STREET EUROPEAN EQUITY FUND

                              FINANCIAL HIGHLIGHTS
           Selected per share data and ratios for a share outstanding throughout each period


                                                                  For the years ended October 31,
                                                       --------------------------------------------------
                                                        2000      1999       1998       1997       1996
                                                       ------     -----      -----      -----      -----
Net asset value, beginning of year .................   $37.92    $39.05      $38.02    $35.02      $31.95

Income from investment operations:
   Net investment income ...........................    0.03       0.09(1)     0.42      0.39       0.38(1)
   Net realized and unrealized gain ................    3.20       4.15        6.06      5.29        4.08

Less dividends and distributions:
   From net investment income ......................       --      (0.65)     (0.31)     (0.41)        --
   In excess of net investment income ..............       --      (0.01)        --         --         --
   From net realized gains .........................    (3.14)     (4.71)     (5.14)     (2.27)     (1.39)
   In excess of net realized gains .................    (0.42)        --         --         --         --
                                                       ------     ------     ------     ------     ------
Net asset value, end of year .......................   $37.59     $37.92     $39.05     $38.02     $35.02
                                                       ======     ======     ======     ======     ======
Total return .......................................     8.26%     11.87%     19.34%     17.28%     14.63%

Ratios/Supplemental data:
   Net assets, end of period (000's omitted) ....... $148,789   $143,315   $155,557   $154,179   $146,350
   Expenses as a percentage of average
     net assets:
   Expenses paid by Fund ...........................     1.22%(4)   1.33%      1.18%      1.32%      1.23%
   Expenses paid by commissions(2) ...................     --         --       0.01%      0.01%      0.01%
   Expense offset arrangement ......................     0.04%(4)     --       0.02%      0.03%      0.09%
                                                       ------     ------     ------     ------     ------
      Total expenses ...............................     1.26%      1.33%      1.21%      1.36%      1.33%
   Ratio of net investment income to average
     net assets ....................................     0.08%      0.24%      0.60%      1.02%      1.16%
   Portfolio turnover rate .........................       42%(3)     37%        56%        82%        42%

-------------
(1)   Calculated using average shares outstanding for the year.

(2) A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.

(3) Portfolio turnover rate is that of the Portfolio in which the Fund invests.

(4) Includes the Fund's share of expenses paid by the Portfolio and expense offset arrangement.

   The accompanying notes are an integral part of these financial statements.

                     THE 59 WALL STREET EUROPEAN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street European Equity Fund (the "Fund") is a separate non-diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-ended management investment company organized under the laws of the State of Maryland on July 19, 1990. The Fund commenced operations on November 1, 1990.

      The Fund invests all of its investable assets in the BBH European Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 56% at October 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in connection with the Fund's financial statements.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. The Fund records its investment in the Portfolio at fair value. Valuation of investments held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

            B. Investment Income and Expenses. The Fund records its share of income, expenses, and realized and unrealized gains and losses each day. In addition, the Fund accrues its own expenses.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis which these financial statements are prepared. Accordingly, the amounts of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax differences such as losses deferred due to "wash sale" transactions, utilization of capital loss carryforwards and the recognition of unrealized gains or losses on open forward foreign currency exchange contracts and passive foreign investment companies at year-end. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified on the statement of assets and liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

            D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      2. Transactions with Affiliates.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.125% of the Fund's average daily net assets. The Administrator has a sub administration

                     THE 59 WALL STREET EUROPEAN EQUITY FUND
services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 2000, the Fund incurred $195,992 for administrative services.

      Shareholder Servicing/Eligible Institution Fee. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman for which Brown Brothers Harriman receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. For the year ended October 31, 2000, the Fund incurred $391,984 for such services.

      Accounting Fee. The Corporation has a accounting agreement with Brown Brothers Harriman (the "Accountant") for which the Accountant receives a fee calculated and paid monthly. For the year ended October 31, 2000, the Fund incurred $7,333 for accounting services.

      Board of Directors' Fee. Each Director receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from each Fund. For the year ended October 31, 2000, the Fund incurred $17,010 for these fees.

      3. Investment Transactions. Investment transactions of the portfolio are discussed in Note 3 of the Portfolio's Notes to Financial Statements. Custody fees for the Fund were reduced by $65,080, as a result of the Fund directing a portion of its portfolio transactions to certain unaffiliated brokers.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                                          For the years ended
                                                               October 31,
                                                        ------------------------
                                                           2000         1999
                                                        ---------     ---------
Capital stock sold ..................................   1,761,695     2,264,288
Capital Stock issued in connection with
  reinvestment of dividends and distributions .......     267,218       391,411
Capital stock repurchased ...........................  (1,849,992)   (2,860,346)
                                                       ----------    ----------
Net Increase (Decrease) .............................     178,921      (204,647)
                                                       ==========    ==========

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders

The 59 Wall Street European Equity Fund (a series of The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities of The 59 Wall Street European Equity Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years then ended October 31, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street European Equity Fund at October 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2000

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 2000.

European Equity Fund

      Accelerating economic growth and a strong corporate profit environment, coupled with the general euphoria surrounding stocks in the Telecom, Media and Technology (TMT) sectors, sparked a rally in European equities in the early months of the new fiscal year. That rally continued into March 2000, carrying many issues to unsustainably high valuations. From March onwards, selective issues in these sectors came under selling pressure as investors rotated out of TMT issues into Financials, Healthcare and other more defensive names. In local currency terms, the MSCI Europe Index recorded another strong year, rising 21% in the year ending October 31, 2000. When converted back to U.S. dollars, however, this strength is not evident. The 20% depreciation experienced by the euro over the last twelve months translated into a very modest 0.9% return for the dollar-adjusted Index.

      The European Equity Fund realized a dollar-adjusted return of 8.3% over this same period, well in excess of the benchmark. Outperformance can be attributed to stock selection and to a program of systematically reducing the portfolio's overweight in TMT stocks. Profit-taking in the outperforming telecom equipment manufacturers began in February, as positions in stocks such as Nokia and Ericsson were trimmed before the market began to sell off for these issues. In recognition that economic growth in Europe peaked in the second quarter of 2000 and would grow at a more modest 3% pace in the coming year, proceeds were reinvested in more defensive sectors such as Financials and Healthcare. Nevertheless, the Fund remains modestly overweight in technology-oriented sectors.

      The investment strategy of the Fund continues to focus on larger capitalization companies with leading market positions and superior growth prospects. Moderate economic growth, an easing of interest rate pressures, and double-digit corporate profit growth bode well for European equities in the new fiscal year. Furthermore, the euro is expected to reverse its recent decline against the dollar, enhancing returns for dollar-based investors.

                     European Equity Fund Growth of $10,000

              ---------------------------------------------------
                                Total Return
              ---------------------------------------------------
              One Year           Five Years            Inception
                Ended          Ended 10/31/00         to 10/31/00
              10/31/00           (Annualized)        (Annualized)
              ---------------------------------------------------
               8.26%                14.20%               12.06%
              ---------------------------------------------------

[The following information was depicted as a line chart in the printed material]

         Date               European Equity Fund*    MSCI-Europe
         ----               ---------------------    -----------
      11/1/1990                   $10,000              $10,000
     (inception)
     10/31/1991                   $10,160              $10,694
     10/31/1992                   $10,960              $10,493
     10/31/1993                   $13,680              $13,186
     10/31/1994                   $14,685              $14,668
     10/31/1995                   $16,068              $16,608
     10/31/1996                   $18,418              $19,508
     10/31/1997                   $21,601              $24,577
     10/31/1998                   $25,779              $30,244
     10/31/9999                   $28,839              $34,031
     10/31/2000                   $31,221              $34,357

         *net of fees and expenses

            Past performance is not predictive of future performance.

                          BBH EUROPEAN EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                October 31, 2000

   Shares                                                               Value
   -------                                                           -----------
            COMMON STOCKS (96.2%)
            FINLAND (3.5%)
            MULTI-INDUSTRY
  225,600   Nokia AB ............................................   $  9,284,221
                                                                    ------------
            TOTAL FINLAND .......................................      9,284,221
                                                                    ------------
            FRANCE (20.8%)
            BANKING
   88,928   BNP Paribas .........................................      7,668,076
                                                                    ------------
            CAPITAL EQUIPMENT
  116,500   Alcatel SA ..........................................      7,109,008
                                                                    ------------
            ELECTRONIC SEMI-CONDUCTOR
  103,180   STmicroelectronics ..................................      5,358,911
                                                                    ------------
            ENERGY
   82,063   Total Fina SA .......................................     11,742,462
                                                                    ------------
            PHARMACEUTICALS
  130,000   Aventis SA ..........................................      9,378,135
                                                                    ------------
            SERVICES
  153,700   Accor SA ............................................      6,222,236
   50,973   Suez Lyonnaise Des Eaux .............................      7,778,289
                                                                    ------------
                                                                      14,000,525
                                                                    ------------
            TOTAL FRANCE ........................................     55,257,117
                                                                    ------------
            GERMANY (7.2%)
            BANKING
  109,000   Bayerische Hypo-und
              Vereinsbank AG ....................................      5,985,287
   45,039   Deutsche Pfandbrief-und
              Hypothekenbank AG .................................      3,317,895
   17,220   Direkt Anlage Bank AG* ..............................        771,652
                                                                    ------------
                                                                      10,074,834
                                                                    ------------
            INSURANCE
   26,744   Allianz AG Registered ...............................      9,090,402
                                                                    ------------
            TOTAL GERMANY .......................................     19,165,236
                                                                    ------------
            IRELAND (4.5%)
            BANKING
  811,000   Allied Irish Banks, Plc. ............................      8,259,548
                                                                    ------------
            PHARMACEUTICALS
   73,600   Elan Corp., Plc. ADR* ...............................      3,822,600
                                                                    ------------
            TOTAL IRELAND .......................................     12,082,148
                                                                    ------------
            ITALY (11.3%)
            FINANCE
  474,000   Banca Fideuram SpA ..................................      7,289,382
  490,000   Mediolanum SpA ......................................      7,181,954
                                                                    ------------
                                                                      14,471,336
                                                                    ------------
            INSURANCE
  141,656   Assicurazioni Generali ..............................      4,658,659
                                                                    ------------
            TELECOMMUNICATIONS
  599,200   Telecom Italia Mobile SpA ...........................      5,095,581
  492,083   Telecom Italia SpA ..................................      5,700,661
                                                                    ------------
                                                                      10,796,242
                                                                    ------------
            TOTAL ITALY .........................................     29,926,237
                                                                    ------------
            NETHERLANDS (5.0%)
            CONSUMER GOODS
  131,402   Heineken NV .........................................      7,137,336
                                                                    ------------
            ELECTRIC COMPONENTS
  158,500   Philips Electronics* ................................      6,229,573
                                                                    ------------
            TOTAL NETHERLANDS ...................................     13,366,909
                                                                    ------------
            SPAIN (8.8%)
            BANKING
  834,758   Banco Santander SA ..................................      8,090,603
                                                                    ------------
            FINANCE
  630,200   Banco Bilbao Vizcaya SA .............................      8,397,157
                                                                    ------------
            TELECOMMUNICATIONS
  363,232   Telefonica de Espana SA .............................      6,926,939
                                                                    ------------
            TOTAL SPAIN .........................................     23,414,699
                                                                    ------------
            SWEDEN (3.0%)
            CAPITAL EQUIPMENT
  500,000   Ericsson (LM) Telephone Co.
              Class B ...........................................      6,654,459
                                                                    ------------
            CONSUMER DURABLES
  115,587   Electrolux AB .......................................      1,457,373
                                                                    ------------
            TOTAL SWEDEN ........................................      8,111,832
                                                                    ------------

                         BBH EUROPEAN EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          October 31, 2000 (continued)

   Shares                                                               Value
   -------                                                           -----------
            SWITZERLAND (4.4%)
            PHARMACEUTICALS

    7,778   Novartis AG Registered ..............................   $ 11,800,716
                                                                    ------------
            TOTAL SWITZERLAND ...................................     11,800,716
                                                                    ------------
            UNITED KINGDOM (28.0%)
            BANKING
  790,000   Lloyds TSB Group, Plc. ..............................      8,046,401
                                                                    ------------
            ENERGY
1,117,400   BP Amoco, Plc. ......................................      9,476,122
1,055,000   Shell Transport & Trading Co., Plc. .................      8,487,729
                                                                    ------------
                                                                      17,963,851
                                                                    ------------
            FOOD & BEVERAGES
  798,155   Diageo, Plc. ........................................      7,533,070
                                                                    ------------
            LEISURE
  406,194   Granada Compass .....................................      3,500,720
                                                                    ------------
            MEDIA
  316,956   Pearson, Plc. .......................................      8,503,023
                                                                    ------------
            PHARMACEUTICALS
  359,520   Glaxo Wellcome, Plc. ................................     10,349,091
                                                                    ------------
            SERVICES
  409,000   BAA, Plc. ...........................................      3,400,286
                                                                    ------------
            TELECOMMUNICATIONS
  452,538   British Telecom, Plc. ...............................      5,305,226
2,342,500   Vodafone Airtouch, Plc. .............................      9,745,868
                                                                    ------------
                                                                      15,051,094
                                                                    ------------
            TOTAL UNITED KINGDOM ................................     74,347,536
                                                                    ------------


TOTAL INVESTMENTS (identified cost $222,010,121) (a) ..    96.5%    $256,756,651
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ........     3.5        9,391,386
                                                          -----      -----------
NET ASSETS ............................................   100.0%    $266,148,037
                                                          =====      ===========

----------------
 *  Non-income producing security

(a) The aggregate cost for federal income tax purposes is $223,325,688, the aggregate gross unrealized appreciation is $63,939,534, and the aggregate gross unrealized depreciation is $30,508,571, resulting in net unrealized appreciation of $33,430,963.

   The accompanying notes are an integral part of these financial statements.

                          BBH EUROPEAN EQUITY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS:
      Investments in securities, at value (identified
        cost $223,325,688) ...................................      $256,756,651
      Cash ...................................................           550,476
      Receivables for:
         Investments sold ....................................        16,873,706
         Contributions .......................................         1,955,253
         Foreign tax reclaim .................................           187,574
         Dividends ...........................................           176,833
                                                                    ------------
            Total Assets .....................................       276,500,493
                                                                    ------------
LIABILITIES:
      Payables for:
         Investments purchased ...............................         8,402,483
         Withdrawals .........................................         1,503,396
         Investment advisory fee .............................           289,872
         Custody fee .........................................           105,303
         Administration fee ..................................            15,629
         Trustee fee .........................................             4,000
         Accrued expenses and other liabilities ..............            31,773
                                                                    ------------
            Total Liabilities ................................        10,352,456
                                                                    ------------
NET ASSETS ...................................................      $266,148,037
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

                         BBH EUROPEAN EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 2000

NET INVESTMENT INCOME:
      Income:
         Dividends (net of foreign withholding taxes
           of $737,771) .......................................    $  3,571,653
                                                                   ------------
      Expenses:
         Investment advisory fee ..............................       1,738,539
         Custody fee ..........................................         329,425
         Administrative fee ...................................          93,629
         Trustees' fees and expenses ..........................          13,988
         Miscellaneous expenses ...............................          63,178
                                                                   ------------
           Total Expenses .....................................       2,238,759
           Fees paid indirectly ...............................         (48,266)
                                                                   ------------
           Net Expenses .......................................       2,190,493
                                                                   ------------
      Net Investment Income ...................................       1,381,160
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN:
      Net realized gain on investments and foreign
         exchange transactions ................................       2,318,033
      Net change in unrealized appreciation on investments
         and foreign currency translations ....................      34,710,029
                                                                   ------------
           Net Realized and Unrealized Gain ...................      37,028,062
                                                                   ------------
      Net Increase in Net Assets Resulting from Operations ....    $ 38,409,222
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                         BBH EUROPEAN EQUITY PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       For the
                                                                                      year ended
                                                                                   October 31, 2000
                                                                                   -----------------
INCREASE IN NET ASSETS:
      Operations:
         Net investment income ...................................................   $   1,381,160
         Net realized gain on investments and foreign exchange transactions ......       2,318,033
         Net change in unrealized appreciation on investments and foreign currency
           translations ..........................................................      34,710,029
                                                                                     -------------
          Net increase in net assets resulting from operations ...................      38,409,222
                                                                                     -------------
      Capital Transactions:
         Proceeds from contributions .............................................     373,829,857
         Fair value of withdrawals ...............................................    (146,091,042)
                                                                                     -------------
          Net increase in net assets resulting from capital transactions .........     227,738,815
                                                                                     -------------
           Total increase in net assets ..........................................     266,148,037

NET ASSETS:
      Beginning of year ..........................................................              --
                                                                                     -------------
      End of year ................................................................   $ 266,148,037
                                                                                     =============

   The accompanying notes are an integral part of these financial statements.

                          BBH EUROPEAN EQUITY Portfolio

                              FINANCIAL highlights

                                                                    For the
                                                                   year ended
                                                                October 31, 2000
                                                                ----------------
      Total Return ..........................................          8.64%
      Ratios/Supplemental Data:
         Net assets, end of period (000's omitted) ..........      $266,148
         Expenses as a percentage of average net assets
             Expenses paid by Portfolio .....................          0.82%
             Expense offset arrangement .....................          0.02%
                                                                   --------
                 Total Expenses .............................          0.84%

         Ratio of net investment income to average net assets          0.52%
         Portfolio turnover rate ............................            42%


   The accompanying notes are an integral part of these financial statements.

                          BBH EUROPEAN EQUITY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. BBH European Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which was organized as a trust under the laws of the State of New York on June 15, 1993. The Portfolio commenced operations on November 1, 1999. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

      The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on either a domestic or foreign securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (4) all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing rates of exchange available at the time of valuation; and (5) trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

            B. Foreign Currency Translations. The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars of the amount of foreign currency involved in the underlying security transaction. The Portfolio isolates that portion of realized gain or loss on investments resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of such investments. Reported net realized and unrealized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at year ended, arising from changes in the exchange rate.

                          BBH EUROPEAN EQUITY PORTFOLIO

            C. Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Portfolio has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Portfolio are determined using forward currency exchange rates supplied by a quotation service.

            D. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

            E. Federal Income Taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is necessary.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Portfolio has an investment advisory agreement with Brown Brothers Harriman (the "Adviser") for which it pays the Adviser a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Portfolio's average daily net assets. For the year ended October 31, 2000, the Portfolio incurred $1,738,539 for advisory services.

      Administrative Fee. The Portfolio has an administrative agreement with Brown Brothers Harriman Trust Company, LLC (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. The
Administrator has a subadministration agreement with 59 Wall Street Administrators for which 59 Wall Street Administrators receives such compensation as is from time to time agreed upon. For the year ended October 31, 2000, the Portfolio incurred $93,629 for administrative services.

      Custody Agreement Fee. The Portfolio has a custody agreement with Brown Brothers Harriman (the "Custodian") for which the Custodian receives a fee calculated and paid monthly. For the year ended October 31, 2000, the Portfolio incurred $329,425 for custody services. Custody fees for the Portfolio were reduced by $48,266 as a result of an expense offset arrangement with the Portfolio's custodian.

      Board of Trustees' Fee. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses. For the year ended October 31, 2000, the Portfolio incurred $13,988 for these fees.

      3. Investment Transactions. For the year ended October 31, 2000, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $216,141,243 and $100,334,091, respectively. There were no purchases or sales of U.S. government obligations during the year.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Investors
BBH European Equity Portfolio:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH European Equity Portfolio as of October 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of BBH European Equity Portfolio at October 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2000

The 59 Wall Street Fund, Inc.

Investment Adviser and
 Administrator
Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                              European Equity Fund

                                  ANNUAL REPORT

                                October 31, 2000